UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2008

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Invesco Ltd.

(Exact name of registrant as specified in its charter)

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Bermuda	001-13908	98-0557567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1360 Peachtree Street, N.E., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 892-0896

n/a

(Former name or former address, if changed since last report.)

[GRAPHIC OMITTED]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No.  1) of Invesco Ltd. (the “Company”) amends and supplements the Current Report on Form 8-K (the “Form 8-K”) that was filed with the Securities and Exchange Commission on December 14, 2007, under Item 5.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Committee Appointments of Director

As previously reported in the Form 8-K, on December 12, 2007, the Board of Directors of the Company elected Jerome P. Kenney, 66, as a non-executive member of the Board, effective January 28, 2008.

Mr. Kenney became a member of the Compensation Committee at the commencement of its March 18, 2008 meeting and will become a member of the Audit Committee and the Nomination and Corporate Governance Committee at the next succeeding meeting of each such committee.

There is no information to report regarding Mr. Kenney’s transactions with related persons required by Item 5.02(d)(4) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Ltd.

By:	/s/ Kevin M. Carome
Kevin M. Carome
Senior Managing Director and General Counsel

Date: March 19, 2008